Exhibit 24(a)

                              Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Principal Executive

Officer, Principal Financial Officer, Principal Accounting Officer, officers and/or directors of UniSource Energy Corporation, an Arizona corporation,

which corporation proposes to file with the Securities and Exchange

Commission an Annual Report on Form 10-K for the year ended December 31,

2002, under the Securities Exchange Act of 1934, as amended, does each for himself and not for one another, hereby constitute and appoint Kevin P.

Larson, Vincent Nitido Jr. and Karen G. Kissinger and each of them, his true and lawful attorneys, in his name, place and stead, to sign his name to said proposed Annual Report on Form 10-K and any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to grant and hereby granting to said attorneys, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and each of the undersigned for himself hereby ratifies and confirms all that said attorneys,

or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set their hand as of the 10th day of March, 2003.


/s/ James S. Pignatelli                       /s/ Lawrence J. Aldrich
-----------------------------                 -------------------------------
James S. Pignatelli                           Lawrence J. Aldrich, Director
Principal Executive Officer
and Chairman of the Board of
Directors

/s/ Kevin P. Larson                           /s/ Larry W. Bickle
-----------------------------                 -------------------------------
Kevin P. Larson                               Larry W. Bickle, Director
Principal Financial Officer



/s/ Karen G. Kissinger                        /s/ Elizabeth T. Bilby
-----------------------------                 -------------------------------
Karen G. Kissinger                            Elizabeth T. Bilby, Director
Principal Accounting Officer



                                              /s/ Harold W. Burlingame
                                              -------------------------------
                                              Harold W. Burlingame, Director




                                              /s/ John L. Carter
                                              -------------------------------
                                              John L. Carter, Director




                                              /s/ Daniel W.L. Fessler
                                              -------------------------------
                                              Daniel W.L. Fessler, Director




                                              /s/ Kenneth Handy
                                              -------------------------------
                                              Kenneth Handy, Director




                                              /s/ Warren Y. Jobe
                                              -------------------------------
                                              Warren Y. Jobe, Director




                                              /s/ H. Wilson Sundt
                                              -------------------------------
                                              H. Wilson Sundt, Director